Dear Shareholders,

The current investment and economic environment bears little resemblance to last year's. One year ago, global economies were floundering, and the crisis in Asia threatened an already weak U.S. economy. Corporate earnings were flat, and economists used the word "deflation" for the first time in recent memory. Entering 1999, expectations for corporate earnings growth were lowered dramatically. In an attempt to foster U.S. growth, the Federal Reserve Board (the Fed) lowered interest rates.

As a result, this year the U.S. economy is booming and unemployment is low. Many corporations are focused on improving their profitability, and investors have been rewarded with positive surprises across a variety of industries. Our analysts predict that corporate earnings growth for 1999 will average 12% - 15%.

Global economies also are showing signs of strength, and the Asian crisis has passed. In fact, Japan's economic woes seem to have reached bottom. Although the process is in its infancy, some Japanese corporations not only are talking about restructuring and cost cutting, they also are beginning to take action, looking within to become more competitive and improve returns on equity. While still lagging the United States, Europe is beginning to restructure and consolidate. These signs of international growth have contributed to concerns that the U.S. economy now may be too strong. In June, and again in August, the Fed raised rates by one-quarter of a percentage point to help ward off the specter of inflation.

After an unprecedented four years of 20% annual returns in the U.S. equity market, we fear that many investors have become accustomed to high returns and have lost sight of the risks they take on to achieve them. In the current market many investors are taking on additional risk--whether through day trading or investing in speculative Internet stocks.

Risks are as much a part of the market today as they were one year ago. We believe the market remains overvalued, with stocks priced 30% above our analysts' earnings projections. And market narrowness has not abated; the top 25 stocks in the Standard & Poor's 500 Composite Index, a popular, unmanaged index of common stock total return performance, are still the most overvalued. Such extreme overvaluation makes the stock market sensitive to interest-rate news and any negative earnings surprises. The Year 2000 (Y2K) computer problem is another factor causing investor concern. While we believe corporate America is well prepared to address any Y2K situations that may arise at year-end, no one can predict investor behavior. In our opinion, it is investor behavior that has the greatest potential to create market volatility.

We believe the best way to address Y2K and other market risks is through our continuing commitment to MFS Original Research[RegTM] and our fundamental investment tenet of long-term investing. Whether markets are up or down, MFS analysts focus on analyzing industries and visiting companies to determine the long-term winners and the prices that will make them attractive opportunities. Because all companies will not benefit equally from the improving international environment, bottom-up research remains critical to identifying those that we believe are successfully restructuring, consolidating, and gaining market share.

Changes in market and economic conditions can't be predicted but should always be expected. The changes we have seen over the past year only reinforce our commitment to long-term planning and investing. We believe volatility helps to create opportunity for long-term investors to buy solid companies at attractive prices. For this reason, we are continuing to expand our domestic and international capabilities to ensure that MFS has primary, in-house research on companies worldwide. We believe that we have built the right investment team, backed by MFS Original Research, to take advantage of those opportunities for our shareholders.

We appreciate your confidence and welcome any questions or comments you may have.

Respectfully,

[Graphic: Signature of Jeffrey L. Shames]

Jeffrey L. Shames
Chairman and Chief Executive Officer
MFS Investment Management[RegTM]

November 15, 1999

Management Review and Outlook

Dear Shareholders,

The Trust's stock market price, which stood at $6.94 on October 31, 1998, decreased to $6.25 as of October 31, 1999, while its net asset value (NAV) price declined from $7.75 to $7.25, representing a total return of -2.92% based on market price and 0.80% based on NAV.

During the same period, the Salomon Brothers Medium Term (1- to 10-year) Treasury Government Sponsored Index (the Salomon Index), an unmanaged index of medium-term U.S. Treasury and agency securities, returned 1.06%. The J.P. Morgan Non-Dollar Government Bond Index (the Morgan Index), an unmanaged index of actively traded government bonds issued by 12 countries (excluding the United States) with remaining maturities of at least one year, returned -3.55% over the same period.

The past 12 months have been marked by a rebound in global growth after the uncertainties experienced during the summer of 1998. It has also been an environment characterized by generally rising bond yields as the uncertainties that had driven yields lower during 1998 receded. In this environment, we have favored government-agency securities because their yield has been attractive relative to U.S. Treasuries. We took advantage of this opportunity by buying high-quality agency paper at what we believe to be particularly appealing prices. During the first several months of 1999, spreads narrowed when the perceived risks of holding non-Treasuries receded, and U.S. government-agency securities solidly outperformed comparable Treasuries. (Principal value and interest on Treasury Securities are guaranteed by the U.S. government if held to maturity.) We believe that over the long term, government-agency securities offer more attractive returns than those of U.S. Treasuries with very high quality and slightly higher yields.

The Trust's Treasury position remained underweighted compared to the Salomon Index because of our focus on government-agency securities. Generally, we use our Treasury investments to help balance the portfolio's duration, an indicator of a portfolio's sensitivity to interest-rate changes. During the period, we emphasized Treasuries with eight- to 10-year maturities and those with one-year and under maturities, avoiding one- to four-year Treasury securities because they have been most affected by the Fed's interest rate increases.

For most of the period, we underweighted the Fund's investments in mortgage-backed securities relative to the Salomon Index. That proved to be a helpful strategy. Although mortgages performed well during the first few months of the year, performance worsened as interest rates started to rise. One of the characteristics of mortgage-backed securities is that their interest-rate sensitivity increases as interest rates rise, precisely the scenario an investor wants to avoid.

More recently, we have added to the Fund's mortgage-backed weighting - largely through purchases of Government National Mortgage Association (Ginnie Mae) and Federal National Mortgage Association (Fannie Mae) securities - because their yields have widened to attractive levels. This has brought the Fund's mortgage allocation back in line with the Salomon Index.

The portfolio's sensitivity to changes in interest rates is about the same as that of the Salomon Index. We want to avoid holding too many longer-maturity bonds because their prices would decline if interest rates went up. By the same token, we don't want to hold too many short-maturity bonds because they tend to produce relatively low yields. However, if the economy shows signs of weakness over the next few months, we will consider slightly increasing our long-term bonds as a way to gain additional yield.

Over the course of the year, we have opportunistically added to our international bond positions. By the end of October 1999, our weighting in this sector has almost doubled to represent roughly 20% of the portfolio.

Within Europe, we have concentrated our positions primarily in German, English, and Greek government bonds. Relative to the United States, the bond fundamentals in Germany are quite positive with slower economic growth, a more positive yield curve, and inflation running at approximately half the rate in the United States. Meanwhile, the United Kingdom and especially Greece offer yield convergence possibilities (spread tightening) versus other European countries already in the European Monetary Union.

Elsewhere internationally, we added to our Australian holdings while decreasing our New Zealand weighting due to the uncertainty surrounding federal elections in November. The Australian positions were added at what we believe were attractive yield spreads relative to the U.S. government-bond market. With respect to the overall duration of the international holdings, the maturities have been shorter than those of the Salomon Brothers World Government Bond Index, an unmanaged index consisting of complete universes of government bonds with remaining maturities of at least five years. This was done in anticipation of the Central Bank raising rates in order to moderate global economic demand. We believe that this trend will continue in the near future, and we expect to maintain a defensive posture.

Respectfully,

[Graphic: Signature of Stephen C. Bryant]

Stephen C. Bryant
Portfolio Manager


[Graphic: Signature of Stephen E. Nothern]

Stephen E. Nothern
Portfolio Manager

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

U.S. Treasury bills and U.S. government bonds fluctuate in value, but they are guaranteed as to the timely payment of interest and, if held to maturity, provide a guaranteed return of principal. Government guarantees apply to individual securities only and not to prices and yields of shares in a managed portfolio. Nondiversified Trusts have more risk than diversified Trusts.

An investment in shares of the Trust should not be considered to constitute a complete investment program. The Trust may invest in foreign, emerging market, and derivative securities. Investing in foreign, emerging market securities also involves special risks. The Trust has the flexibility to invest in derivative securities when its manager believes such securities can provide better value relative to direct investments in bonds. The portfolio is actively managed, and current holdings may be different.
--------------------------------------------------------------------------------

In accordance with Section 23(c) of the Investment Company Act of 1940, the Trust hereby gives notice that it may from time to time repurchase shares of the Trust in the open market at the option of the Board of Trustees and on such terms as the Trustees shall determine.

--------------------------------------------------------------------------------
  Performance Summary
  (For the year ended October 31, 1999)

  Net Asset Value Per Share
  October 31, 1998                 $ 7.75
  October 31, 1999                 $ 7.25

  New York Stock Exchange Price
  October 30, 1998                 $6.938
  December 4, 1999 (high)*         $7.063
  October 26, 1999 (low)*          $6.125
  October 29, 1999                 $6.250

  *For the period November 1, 1998, through October 31, 1999.
--------------------------------------------------------------------------------

Federal Tax Information
(for the year ended October 31, 1999)

In January 2000, shareholders will be mailed a Form 1099-DIV reporting the federal tax status of all distributions paid during the calendar year 1999.

Number of Employees

The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a closed-end, nondiversified, management investment company and has no employees.

Number of Shareholders

As of October 31, 1999, our records indicate that there are 12,473 registered shareholders and approximately 66,073 shareholders owning Trust shares in "street" name, such as through brokers, banks, and other financial intermediaries.

If you are a "street" name shareholder and wish to directly receive our reports, which contain important information about the Trust, please write or call:

          State Street Bank and Trust Company
          P.O. Box 8200
          Boston, MA 02266-8200

New York Stock Exchange Symbol

The New York Stock Exchange symbol is MIN.

Results of Shareholder Meeting

At the annual meeting of shareholders of MFS[RegTM] Intermediate Income Trust, which was held on October 31, 1999, the following actions were taken:

Item 1. The election of Marshall N. Cohan and Sir J. David Gibbons as Trustees of the Trust.

                   Number of Shares

                                                Withhold
Nominee                  For                    Authority
-------                  ---                    ---------
Marshall N. Cohan        122,648,767.443        3,002,926.981
Sir J. David Gibbons     122,627,473.304        3,024,221.120

Trustees continuing in office who were not subject to re-election at this meeting are Richard B. Bailey, Lawrence H. Cohn, Abby M. O'Neill, Walter E. Robb, III, Arnold D. Scott, Jeffrey L. Shames, J. Dale Sherratt, and Ward Smith.

Item 2. The ratification of the election of Deloitte & Touche LLP as the independent public accountants to be employed by the Trust for the fiscal year ending October 31, 2000.

            Number of Shares
For         123,312,205.092
Against         564,246.458
Abstain       1,775,242.874

Investment Objective and Policies

The investment objective of the Trust is to preserve capital and provide high current income.

The Trust will attempt to achieve this objective by investing in obligations issued or guaranteed by the U.S. government, its agencies, authorities, or instrumentalities and in obligations issued or guaranteed by a foreign government or any of its political subdivisions, authorities, agencies, or instrumentalities. The Trust will maintain an average-weighted portfolio maturity of approximately seven years or less and will invest substantially all of its assets in securities with remaining maturities less than or equal to 10 years. Under normal market conditions, the Trust's average-weighted portfolio maturity will not be less than three years. The Trust may enter into options and futures transactions and forward foreign currency exchange contracts and purchase securities on a "when-issued" basis.

Dividend Reinvestment and Cash Purchase Plan

MFS offers a Dividend Reinvestment and Cash Purchase Plan which allows you to reinvest either all of the distributions paid by the Trust or only the long-term capital gains. Purchases are made at the market price unless that price exceeds the net asset value (the shares are trading at a premium). If the shares are trading at a premium, purchases will be made at a discounted price of either the net asset value or 95% of the market price, whichever is greater. Twice each year you can also buy shares. Investments from $100 to $500 can be made in January and July on the 15th of the month or shortly thereafter.

If your shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you may wish to request that your shares be re-registered in your own name so that you can participate.

There is no service charge to reinvest distributions, nor are there brokerage charges for shares issued directly by the Trust. However, when shares are bought on the New York Stock Exchange or otherwise on the open market, each participant pays a pro rata share of the commissions. A service fee of $0.75 is charged for each cash purchase as well as a pro rata share of the brokerage commissions. The automatic reinvestment of distributions does not relieve you of any income tax that may be payable (or required to be withheld) on the distributions.

To enroll in or withdraw from the Plan, call 1-800-637-2304 any business day from 8 a.m. to 8 p.m. Eastern time. Please have available the name of the Trust and your account and Social Security numbers. For certain types of registrations, such as corporate accounts, instructions must be submitted in writing. Please call for additional details. When you withdraw, you can receive the value of the reinvested shares in one of two ways: a check for the value of the full and fractional shares, or a certificate for the full shares and a check for the fractional shares.

If you have any questions or would like a brochure providing a complete description of the Plan, please call 1-800-637-2304 any business day from 8 a.m. to 8 p.m. Eastern time.


--------------------------------------------------------------------------------
          NOT FDIC INSURED      MAY LOSE VALUE      NO BANK GUARANTEE
--------------------------------------------------------------------------------

Portfolio of Investments -- October 31, 1999

Bonds - 97.1%

                                            Principal Amount
Issuer                                       (000 Omitted)          Value
U.S. Bonds - 74.2%
U.S. Federal Agencies - 37.3%
AID, 6.625s, 2003 .......................       $15,000         $ 15,027,150
AID, 6.625s, 2004 .......................        14,600           14,575,910
FHLB, 5.125s, 2001 ......................        11,250           11,084,737
FHLM, 5.83s, 2013 .......................         3,912            3,887,351
FNMA, 5.625s, 2004 ......................        25,000           24,199,250
FNMA, 6.375s, 2009 ......................         6,000            5,852,820
FNMA, 6.956s, 2007 ......................         5,596            5,511,987
FNMA, 7s, 2029 ..........................        15,318           15,040,718
FNMA, 8.33s, 2005 .......................        20,000           20,078,200
GNMA, 6.5s, 2028 TBA ....................        79,346           75,824,692
GNMA, 7s, 2009 - 2025 TBA ...............        71,779           71,260,506
GNMA, 7s, 2023 - 2024 ...................        30,063           29,676,400
GNMA, 7.5s, 2022 - 2023 .................         3,465            3,487,924
GNMA, 7.5s, 2026 TBA ....................        42,453           42,559,511
GNMA, 8s, 2026 TBA ......................         9,280            9,480,012
GNMA, 8.5s, 2008 TBA ....................         2,557            2,674,460
GNMA, 8.5s, 2009 ........................        10,153           10,535,545
GNMA, 9.25s, 2001 .......................         3,797            3,921,494
                                                                ------------
                                                                $364,678,667
                                                                ------------
U.S. Treasury Obligations - 36.9%
U.S. Treasury Bonds, 14.25s,
  2002 ..................................       $ 5,000         $  5,881,250
U.S. Treasury Bonds, 10.75s,
  2003 ..................................        26,000           29,599,440
U.S. Treasury Bonds, 11.875s,
  2003 ..................................        43,000           51,673,960
U.S. Treasury Bonds, 12.375s,
  2004 ..................................        34,500           42,866,250
U.S. Treasury Bonds, 10.375s,
  2009 ..................................        18,350           21,555,561
U.S. Treasury Bonds, 13.875s,
  2011 ..................................        25,500           35,636,250
U.S. Treasury Bonds, 10.375s,
  2012 ..................................        84,600          105,446,286
U.S. Treasury Bonds, 12s, 2013 ..........        31,500           43,184,610
U.S. Treasury Bonds, 3.875s, 2029 .......        25,351           24,273,343
                                                                ------------
                                                                $360,116,950
                                                                ------------
  Total U.S. Bonds ..........................................   $724,795,617
                                                                ------------
Foreign Bonds - 22.9%
Argentina - 0.7%
Republic of Argentina, 0s, 2001 .........       $ 3,050         $  2,577,250
Republic of Argentina, 6.813s, 2005               1,078              955,431
Republic of Argentina, 11.786s,
  2005 ..................................         2,200            1,982,750
Republic of Argentina, 6s, 2023 .........         1,300              984,750
                                                                ------------
                                                                $  6,500,181
                                                                ------------

                                            Principal Amount
Issuer                                       (000 Omitted)          Value
Foreign Bonds - continued
Australia - 3.3%
Commonwealth of Australia,
  7.5s, 2005 ...................... AUD          47,829         $ 32,015,709
                                                                ------------
Brazil - 0.3%
Republic of Brazil, 11.625s,
  2004 ............................   $           1,345         $  1,291,200
Republic of Brazil, 14.5s,
  2009 ............................                 244              252,857
Republic of Brazil, 5s, 2014 ......               1,447              966,113
                                                                ------------
                                                                $  2,510,170
                                                                ------------
Bulgaria - 0.3%
Republic of Bulgaria, 6.5s,
  2024 ............................   $           4,010         $  2,972,613
                                                                ------------
Canada - 2.5%
Government of Canada, 5s,
  2004 ............................ CAD          37,481         $ 24,459,193
                                                                ------------
Denmark - 0.5%
Kingdom of Denmark, 7s,
  2007 ............................ DKK          28,905         $  4,485,668
                                                                ------------
Germany - 4.9%
Republic of Germany, 4.5s,
  2009 ............................ EUR          39,687         $ 39,790,409
Allgemeine Hypothekenbank
  AG, 5s, 2009 (Banks &
  Credit Cos.) ....................               5,000            5,023,543
Depfa Pfandbriefbank, 5.5s,
  2013 (Banks and Credit
  Cos.) ...........................               2,700            2,785,109
                                                                ------------
                                                                $ 47,599,061
                                                                ------------
Greece - 3.8%
Hellenic Republic, 8.9s, 2003       GRD       5,650,000         $ 18,686,840
Hellenic Republic, 8.7s, 2005                 1,130,000            3,822,022
Hellenic Republic, 6s, 2006 .......           4,350,000           13,035,162
Hellenic Republic, 5.75s,
  2008 ............................ EUR           1,566            1,644,180
                                                                ------------
                                                                $ 37,188,204
                                                                ------------
Mexico - 1.1%
United Mexican States,
  10.375s, 2009 ...................   $           2,900         $  2,958,000
United Mexican States,
  5.874s, 2019 ....................               1,350            1,181,250
United Mexican States, 6.25s,
  2019 ............................               1,750            1,308,125
United Mexican States,
  6.933s, 2019 ....................               2,150            1,881,250
Petroleos Mexicanos, 9.5s,
  2027 (Oil Services)## ...........               4,275            3,719,250
                                                                ------------
                                                                $ 11,047,875
                                                                ------------

                                                                   Principal Amount
Issuer                                                               (000 Omitted)         Value
Foreign Bonds - continued
Netherlands - 0.1%
Netia Holdings B V, 10.25s,
  2007 (Special Purpose) ....................................   $      1,600            $  1,360,000
                                                                                        ------------
New Zealand - 1.6%
Government of New Zealand,
  8s, 2006 .................................................. NZD     29,650            $ 15,810,539
                                                                                        ------------
Panama - 0.3%
Republic of Panama, 8.25s,
  2008 ......................................................   $        580            $    498,800
Republic of Panama, 4.25s,
  2014 ......................................................          2,000               1,490,000
Republic of Panama, 8.875s,
  2027 ......................................................          1,250               1,020,312
                                                                                        ------------
                                                                                        $  3,009,112
                                                                                        ------------
Peru - 0.2%
Republic of Peru, 4.5s, 2017 ................................   $      3,440            $  2,132,800
                                                                                        ------------
Philippines - 0.4%
Republic of Philippines,
  9.875s, 2019 ..............................................   $      2,755            $  2,665,463
Republic of Phillippines, 9.5s,
  2024 ......................................................            735                 745,106
                                                                                        ------------
                                                                                        $  3,410,569
                                                                                        ------------
Poland - 0.1%
Telkomunikacja Polska SA
  Finance BV, 7.75s, 2008
  (Finance)## ...............................................   $      1,500            $  1,417,050
                                                                                        ------------
United Kingdom - 2.8%
Halifax Building Society Plc,
  5.474s, 2012 (Mortgage
  Banks) .................................................... GBP      2,300            $  3,693,200
Lloyds Bank Plc, 7.375s,
  2004 (Bank) ...............................................          2,580               4,267,832
United Kingdom Treasury,
  6.5s, 2003 ................................................          8,158              13,575,359
United Kingdom Treasury,
  6.75s, 2004 ...............................................          1,520               2,569,313
Woolwich Building Society
  Plc, 5.656s, 2012
  (Mortgage Banks) ..........................................          2,280               3,595,541
                                                                                        ------------
                                                                                        $ 27,701,245
                                                                                        ------------
  Total Foreign Bonds ...............................................................   $223,619,989
                                                                                        ------------
  Total Bonds (Identified Cost,
    $991,406,062) ...................................................................   $948,415,606
                                                                                        ------------

                                                        Principal Amount
Issuer                                                   (000 Omitted)       Value
Repurchase Agreement - 0.8%
Goldman Sachs, dated
  10/29/99, due 11/01/99,
  total to be received
  $8,351,604 (secured by
  various U. S. Treasury and
  Federal Agency obligations
  in a jointly traded account),
  at cost .................................... $            8,348        $  8,348,000
                                                                         ------------
  Total Investments
    (Identified Cost,
    $999,754,062) ...................................................... $956,763,606
                                                                         ------------
Call Options Written

                                               Principal Amount
                                                 of Contracts
Description/Expiration Month/Strike Price        (000 Omitted)
Australian Dollars/
  November/0.64 ...........................     AUD        23,580
  (Premiums Received,
    $211,850) ................................................      $   (286,259)
                                                                    ------------
Put Options Written
Euro Dollars/January/1.1 ..................     EUR        30,768
  (Premiums Received,
    $474,109) ................................................      $   (189,193)
Other Assets,
  Less Liabilities - 2.1% .................                           20,723,119
                                                                    ------------
Net Assets - 100.0% ..........................................      $977,011,273
                                                                    ------------

##SEC Rule 144A restriction.

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. dollar. A list of abbreviations is shown below.

   AUD  =  Australian Dollars        GRD =  Greek Drachma
   CAD  =  Canadian Dollars          JPY  =  Japanese Yen
   DKK  =  Danish Kroner             NZD  =  New Zealand Dollars
   EUR  =  Euro                      SEK  =  Swedish Kronor
   GBP  =  British Pounds


                       See notes to financial statements.

Statement of Assets and Liabilities -- October 31, 1999

Assets:
  Investments, at value (identified cost, $999,754,062) ..................................  $  956,763,606
  Foreign currency, at value (identified cost, $52,281) ..................................          52,132
  Net receivable for forward foreign currency exchange contracts to sell .................         652,088
  Net receivable for forward foreign currency exchange contracts to purchase .............         901,497
  Receivable for investments sold ........................................................         984,299
  Interest receivable ....................................................................      21,372,350
  Other assets ...........................................................................          13,354
                                                                                            --------------
      Total assets .......................................................................  $  980,739,326
                                                                                            --------------
Liabilities:
  Cash overdraft .........................................................................  $      633,845
  Payable to dividend disbursing agent ...................................................         471,096
  Payable for Treasury shares reacquired .................................................         942,020
  Payable for swap agreements ............................................................         316,363
  Net payable for forward foreign currency exchange contracts subject to master netting
   agreements                                                                                      351,072
  Written options outstanding, at value (premiums received $685,959) .....................         475,452
  Payable to affiliates -
    Management fee .......................................................................          32,895
    Administrative fee ...................................................................           1,458
    Transfer and dividend disbursing agent fee ...........................................          20,000
  Accrued expenses and other liabilities .................................................         483,852
                                                                                            --------------
      Total liabilities ..................................................................  $    3,728,053
                                                                                            --------------
Net assets ...............................................................................  $  977,011,273
                                                                                            ==============
Net assets consist of:
  Paid-in capital ........................................................................  $1,069,739,430
  Unrealized depreciation on investments and translation of assets and liabilities in          (41,959,899)
  foreign currencies
  Accumulated net realized loss on investments and foreign currency transactions .........     (48,589,883)
  Accumulated distributions in excess of net investment income ...........................      (2,178,375)
                                                                                            --------------
      Total ..............................................................................  $  977,011,273
                                                                                            ==============
Shares of beneficial interest outstanding (202,648,016 issued less 67,885,200 treasury
  shares)                                                                                     134,762,816
                                                                                              ===========
Net asset value (net assets [divided by] shares of beneficial interest outstanding) ......       $7.25
                                                                                                 =====


                       See notes to financial statements.

Statement of Operations  -- Year Ended October 31, 1999

Net investment income:
  Interest income ................................................................      $ 77,665,439
                                                                                        ------------
  Expenses -
    Management fee ...............................................................      $  7,700,383
    Trustees' compensation .......................................................           191,209
    Transfer and dividend disbursing agent fee ...................................           243,985
    Administrative fee ...........................................................           128,747
    Investor communication expense ...............................................           503,276
    Custodian fee ................................................................           501,483
    Auditing fees ................................................................            39,595
    Postage ......................................................................            49,380
    Printing .....................................................................            28,608
    Legal fees ...................................................................             2,778
    Miscellaneous ................................................................           221,496
                                                                                        ------------
       Total expenses ............................................................      $  9,610,940
    Fees paid indirectly .........................................................          (126,021)
                                                                                        ------------
       Net expenses ..............................................................      $  9,484,919
                                                                                        ------------
         Net investment income ...................................................      $ 68,180,520
                                                                                        ------------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions ......................................................      $(11,889,285)
    Written option transactions ..................................................         1,756,615
    Foreign currency transactions ................................................        (4,628,700)
                                                                                        ------------
       Net realized loss on investments and foreign currency transactions ........      $(14,761,370)
                                                                                        ------------
  Change in unrealized appreciation (depreciation) -
    Investments ..................................................................      $(58,893,322)
    Written options ..............................................................           210,507
    Translation of assets and liabilities in foreign currencies ..................           135,611
    Swap transactions ............................................................          (316,363)
                                                                                        ------------
       Net unrealized loss on investments and foreign currency translation .......      $(58,863,567)
                                                                                        ------------
         Net realized and unrealized loss on investments and foreign currency ....      $(73,624,937)
                                                                                        ------------
           Decrease in net assets from operations ................................      $ (5,444,417)
                                                                                        ============


                       See notes to financial statements.

Statement of Changes in Net Assets

                                                                                             Year Ended October 31,
                                                                                       -----------------------------------
                                                                                            1999                 1998
                                                                                       --------------       --------------
Increase (decrease) in net assets:
From operations -
   Net investment income .........................................................     $   68,180,520       $   71,914,594
   Net realized loss on investments and foreign currency transactions ............        (14,761,370)         (17,652,797)
   Net unrealized gain (loss) on investments and foreign currency translation ....        (58,863,567)          16,203,966
                                                                                       --------------       --------------
     Increase (decrease) in net assets from operations ...........................     $   (5,444,417)      $   70,465,763
                                                                                       --------------       --------------
Distributions declared to shareholders -
   From net investment income ....................................................     $  (61,667,843)      $  (65,821,545)
   From paid-in capital ..........................................................         (7,405,223)          (6,636,586)
                                                                                       --------------       --------------
     Total distributions declared to shareholders ................................     $  (69,073,066)      $  (72,458,131)
                                                                                       --------------       --------------
Trust share (principal) transactions -
   Cost of shares reacquired .....................................................     $  (39,105,641)      $   (5,740,891)
                                                                                       --------------       --------------
       Total decrease in net assets ..............................................     $ (113,623,124)      $   (7,733,259)
Net assets:
   At beginning of year ..........................................................      1,090,634,397        1,098,367,656
                                                                                       --------------       --------------
   At end of year (including accumulated distributions in excess of net investment
   income of $2,178,375 and $4,728,011 respectively) .............................     $  977,011,273       $1,090,634,397
                                                                                       ==============       ==============


                       See notes to financial statements.

Financial Highlights

                                                                                 Year Ended October 31,
                                                           ----------------------------------------------------------------
Per share data (for a share outstanding                      1999           1998          1997          1996         1995
throughout each year):                                     --------       -------       -------       -------       -------
Net asset value - beginning of year ....................   $   7.75       $  7.76       $  7.82       $  7.83       $  7.33
                                                           --------       -------       -------       -------       -------
Income from investment operations# -
  Net investment income ................................   $   0.49       $  0.51       $  0.54       $  0.53       $  0.55
  Net realized and unrealized gain (loss) on investments
   and foreign currency ................................      (0.53)        (0.01)        (0.05)        (0.03)         0.32
                                                           --------       -------       -------       -------       -------
   Total from investment operations ....................   $  (0.04)      $  0.50       $  0.49       $  0.50       $  0.87
                                                           --------       -------       -------       -------       -------
Less distributions declared to shareholders -
  From net investment income ...........................   $  (0.45)      $ (0.46)      $ (0.54)      $ (0.53)      $ (0.53)
  In excess of net investment income and foreign
   currency transactions ...............................       -             -            (0.04)        (0.04)         -
  From paid in capital .................................      (0.05)        (0.05)         -             -             -
                                                           --------       -------       -------       -------       -------
   Total distributions declared to shareholders ........   $  (0.50)      $ (0.51)      $ (0.58)      $ (0.57)      $ (0.53)
                                                           --------       -------       -------       -------       -------
Net increase from repurchase of capital shares .........   $   0.04       $  -   +      $  0.03       $  0.06       $  0.16
                                                           --------       -------       -------       -------       -------
Net asset value - end of year ..........................   $   7.25       $  7.75       $  7.76       $  7.82       $  7.83
                                                           ========       =======       =======       =======       =======
Per share market value - end of year ...................   $  6.250       $ 6.938       $ 7.000       $ 7.125       $ 6.625
                                                           ========       =======       =======       =======       =======
Total return at market value ...........................    (2.92)%         6.56%         6.46%        17.40%        17.08%
Ratios (to average net assets)/Supplemental data:
  Expenses## ...........................................      0.93%         0.91%          0.91%        0.97%         1.02%
  Net investment income ................................      6.57%         6.59%         6.92%         6.75%         7.13%
Portfolio turnover .....................................         85%         184%          213%          257%          242%
Net assets at end of year (000,000 omitted) ............   $    977       $ 1,091       $ 1,098       $ 1,160       $ 1,247

  #Per share data is based on average shares outstanding.
## Ratios do not reflect expense reductions from certain expense offset arrangements.
+For the year ended October 31, 1998, the net increase from repurchase of capital shares was less than $0.01 per share.


                       See notes to financial statements.

Notes to Financial Statements

(1) Business and Organization

MFS Intermediate Income Trust (the Trust) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a non-diversified closed-end management investment company.

(2) Significant Accounting Policies

General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The trust can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, forward contracts, and swap agreements, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Options contracts listed on commodities exchanges are reported at market value using closing settlement prices. Over-the-counter options on securities are valued by brokers. Over-the-counter currency options are valued through the use of a pricing model which takes into account foreign currency exchange spot and forward rates, implied volatility, and short-term repurchase rates.

Repurchase Agreements - The Trust may enter into repurchase agreements with institutions that the Trust's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The Trust requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Trust to obtain those securities in the event of default under the repurchase agreement. The Trust monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the Trust under each such repurchase agreement. The Trust, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Written Options - The Trust may write call or put options in exchange for a premium. The premium is initially recorded as a liability which is subsequently adjusted to the current value of the options contract. When a written option expires, the Trust realizes a gain equal to the amount of the premium received. When a written call option is exercised or closed, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the Trust. The Trust, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. Written options may also be used as part of an income producing strategy reflecting the view of the Trust's management on the direction of interest rates.

Forward Foreign Currency Exchange Contracts - The Trust may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Trust may enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Trust may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The Trust may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Trust may enter into contracts with the intent of changing the relative exposure of the Trust's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Swap Agreements - The Trust may enter into swap agreements. A swap is an exchange of cash payments between the Trust and another party which is based on a specific financial index. Cash payments are exchanged at specified intervals and the expected income or expense is recorded on the accrual basis. The value of the swap is adjusted daily and the change in value is recorded as unrealized appreciation or depreciation. Risks may arise upon entering into these agreements from the potential inability of counterparties to meet the terms of their contract and from unanticipated changes in the value of the financial index on which the swap agreement is based. The Trust uses swaps for both hedging and non-hedging purposes. For hedging purposes, the Trust may use swaps to reduce its exposure to interest and foreign exchange rate fluctuations. For non-hedging purposes, the Trust may use swaps to take a position on anticipated changes in the underlying financial index.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized for financial statement and tax reporting purposes as required by federal income tax regulations. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date. Some securities may be purchased on a "when-issued" or "forward delivery" basis, which means that the securities will be delivered to the Trust at a future date, usually beyond customary settlement time.

Fees Paid Indirectly - The Trust's custody fee is calculated as a percentage of the Trust's month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Trust. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Trust's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The Trust distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits be reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. During the year ended October 31, 1999, $3,833,905 and $129,136 were reclassified to accumulated net realized loss on investments and foreign currency transaction and paid-in capital, respectively, from accumulated distribution in excess of net investment income due to differences between book and tax accounting for mortgage-backed securities and currency transactions. In addition, $7,405,223 was redesignated as a tax return of capital distribution. This change had no effect on the net assets or net asset value per share.

At October 31, 1999, the Trust, for federal income tax purposes, had a capital loss carryforward of $48,587,250, which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on October 31, 2007, $11,376,973, October 31, 2006, $13,874,621,
October 31, 2004, $645,525, October 31, 2003, $6,526,984, and October 31, 2002,
$16,163,147.

(3) Transactions with Affiliates

Investment Adviser - The Trust has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.32% of the Trust's average daily net assets and 5.65% of investment income.

The Trust pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Trust, all of whom receive remuneration for their services to the Trust from MFS. Certain officers and Trustees of the Trust are officers or directors of MFS, and MFS Service Center, Inc. (MFSC). The Trust has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $53,762 for the year ended October 31, 1999.

Administrator - The Trust has an administrative services agreement with MFS to provide the Trust with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Trust pays MFS an administrative fee at the following annual percentages of the Trust's average daily net assets:

  First $1 billion            0.0150%
  Next $1 billion             0.0125%
  Next $1 billion             0.0100%
  In excess of $3 billion     0.0000%

Transfer Agent - MFSC acts as registrar and dividend disbursing agent for the Trust. The agreement provides that the Trust will pay MFSC an account maintenance fee of no more than $9.00 and a dividend services fee of $0.75 per reinvestment and will reimburse MFSC for reasonable out-of-pocket expenses.

(4) Portfolio Securities

Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                                Purchases         Sales
------------------------------------------------------------------------------------------
     U.S. government securities ............................  $507,272,587    $610,866,040
                                                              ============    ============
     Investments (non-U.S. government securities) ..........  $345,849,097    $282,314,739
                                                              ============    ============

The cost and unrealized appreciation and depreciation in the value of the investments owned by the Trust, as computed on a federal income tax basis, are as follows:

      Aggregate cost ........................     $999,754,062
                                                  ============
      Gross unrealized depreciation .........     $(45,049,785)
      Gross unrealized appreciation .........        2,059,329
                                                  ------------
      Net unrealized depreciation ...........     $(42,990,456)
                                                  ============

(5) Shares of Beneficial Interest

The Trust's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in Trust shares were as follows:

                                          Year Ended October 31, 1999    Year Ended October 31, 1998
                                          ---------------------------    ---------------------------
                                             Shares         Amount          Shares         Amount
                                          -----------   -------------    ------------   ------------
     Treasury shares acquired .........    5,984,100     $39,105,641       807,000       $5,740,891
                                           =========     ===========       =======       ==========

In accordance with the provisions of the Trust's prospectus, 5,984,100 shares of beneficial interest were purchased by the Trust during the year ended October 31, 1999, at an average price per share of $6.53 and a weighted average discount of 11.69% per share. The Trust repurchased 807,000 shares of beneficial interest during the year ended October 31, 1998, at an average price per share of $7.11 and a weighted average discount of 8.84% per share.

(6) Line of Credit

The Trust and other affiliated funds participate in an $820 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Trust shares. Interest is charged to each trust, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Trust for the year ended October 31, 1999, was $5,468. The Trust had no borrowings during the year.

(7) Financial Instruments

The Trust trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts, and swap agreements. The notional or contractual amounts of these instruments represent the investment the Trust has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Written Option Transactions
---------------------------

                                                          Number of Contracts       Premiums
                                                          -------------------       --------
Outstanding, beginning of year                                     -               $    -
  Options written ....................................            16                 4,228,404
  Options terminated in closing transactions .........            (7)               (1,564,731)
  Options exercised ..................................            (1)                 (254,759)
  Options expired ....................................            (6)               (1,722,955)
                                                                                   -----------
 Outstanding, end of year ............................             2               $   685,959
                                                                                   -----------

At October 31, 1999, the Fund had sufficient cash and/or securities at least equal to the value of the written options.

Forward Foreign Currency Exchange Contracts
-------------------------------------------

                                           Contracts to                          Contracts at            Net Unrealized
              Settlement Date            Deliver/Receive    In Exchange for         Value          Appreciation (Depreciation)
------------------------------------------------------------------------------------------------------------------------------
Sales       12/01/99 ..........   AUD        27,674,861       $17,919,485         $17,640,307               $  279,178
            12/01/99 ..........   DKK        33,817,014         4,760,010           4,795,953                  (35,943)
            12/01/99 ..........   JPY     4,906,931,619        46,664,382          47,221,815                 (557,433)
            12/01/99 ..........   NZD        35,873,608        19,143,951          18,177,665                  966,286
                                                               ----------          ----------               ----------
                                                              $88,487,828         $87,835,740               $  652,088
                                                              -----------         -----------               ----------
Purchases   12/01/99 ..........   AUD         5,644,689       $ 3,678,249         $ 3,597,996               $  (80,253)
            12/01/99 ..........   EUR         7,368,695         7,773,826           7,763,854                   (9,972)
            12/01/99 ..........   JPY     7,326,679,006        69,484,294          70,539,639                1,055,345
            12/01/99 ..........   NZD         5,713,384         2,958,676           2,895,053                  (63,623)
                                                              -----------         -----------               ----------
                                                              $83,895,045         $84,796,542               $  901,497
                                                              -----------         -----------               ----------

At October 31, 1999, forward foreign currency purchases and sales under master netting agreements excluded above amounted to a net receivable of $194,851 with Merrill Lynch, and a net payable of $106,405 with Deutsche Bank and $439,518 with First Boston Bank.

At October 31, 1999, the Trust had sufficient cash and/or securities to cover any commitments under these contracts.

Interest Rate Swaps
-------------------

                                                                       Cash Flows           Unrealized
                  Notional Principal        Cash Flows Paid         Received by the        Appreciation
   Expiration     Amount of Contract          by the Fund                 Fund            (Depreciation)
--------------------------------------------------------------------------------------------------------
3/22/2003   SEK      167,900,000        Fixed--4.38%             Floating--3M STIBOR        $(787,020)
3/22/2003   EUR       18,180,000        Floating--6M EURIBOR     Fixed--3.76%                 470,657
                                                                                            ---------
                                                                                            $(316,363)
                                                                                            ---------

At October 31, 1999, the Trust had sufficient cash and/or securities to cover any commitments under these contracts.

Independent Auditors' Report

To the Trustees and Shareholders of MFS Intermediate Income Trust:

We have audited the accompanying statement of assets and liabilities of MFS Intermediate Income Trust (the "Trust") including the portfolio of investments, as of October 31, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Intermediate Income Trust as of October 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
December 9, 1999

MFS' Year 2000 Readiness Disclosure

[MFS - Year 2000 Y2K Symbol]

MFS Investment Management[RegTM], as an investment adviser and on behalf of the MFS funds, is committed to the effective use of technology in managing our portfolio investments, delivering high-quality service to MFS fund shareholders, retirement plan participants, and MFS' institutional clients, and supporting the financial consultants who sell our products.

MFS can now say that it is ready for the Year 2000. Our testing has demonstrated that MFS' computer hardware and software will recognize "00" as the Year 2000 and will not confuse those digits with 1900. All of our critical business applications and processes have been successfully tested, and we have adopted companywide policies that will help us maintain our readiness through the remainder of the year. Any new technology that is brought into the company before the end of the year will be held to the same stringent standards as our current technology. We have also developed a vendor readiness survey, contacted over 700 of our vendors, and established an ongoing process to review responses, as well as to review readiness statements of new vendors and products.

MFS recognizes that fund shareholders and institutional clients also are concerned about whether the companies whose securities are held in their portfolios are addressing Y2K issues. As part of the MFS Original
Research[RegTM] process of evaluating portfolio investments, one of the many relevant factors that MFS' portfolio managers and research analysts may consider is a company's Y2K readiness.

Y2K readiness is an enormously complex, worldwide issue. No company or institution can guarantee that it will be unaffected by the Y2K issue. While MFS is taking significant steps to protect the integrity of its internal systems, there can be no assurance that these steps will be sufficient to avoid any adverse impact on MFS fund shareholders, retirement plan participants, or institutional clients.

If you have further questions regarding MFS' Year 2000 Readiness Program, please visit our Web site at www.mfs.com, call our toll-free line, 1-800-637-4406, or write to the MFS Year 2000 Program Management Office by e-mail at y2k@mfs.com or by letter at 500 Boylston Street, Boston, MA 02116-3741.

[Back cover]


MFS[RegTM] Intermediate Income Trust

Trustees
Richard B. Bailey (2)
Private Investor; Former Chairman and
Director (until 1991), MFS Investment Management

Marshall N. Cohan+(1)
Private Investor

Lawrence H. Cohn, M.D.+(2)
Chief of Cardiac Surgery,
Brigham and Women's Hospital;
Professor of Surgery, Harvard
Medical School

The Hon. Sir J. David
Gibbons, KBE+(2)
Chief Executive Officer,
Edmund Gibbons Ltd.;
Chairman, Colonial Insurance
Company, Ltd.

Abby M. O'Neill+(2)
Private Investor

Walter E. Robb, III+(1)
President and Treasurer,
Benchmark Advisors, Inc.
(corporate financial consultants);
President, Benchmark Consulting
Group, Inc. (office services)

Arnold D. Scott *
Senior Executive Vice President,
Director, and Secretary,
MFS Investment Management

Jeffrey L. Shames*
Chairman and Chief Executive Officer,
MFS Investment Management

J. Dale Sherratt+(1)
President, Insight Resources, Inc.
(acquisition planning specialists)

Ward Smith+(1)
Former Chairman (until 1994),
NACCO Industries (holding company)

Portfolio Managers
Stephen C. Bryant*
Steven E. Nothern*

Treasurer
W. Thomas London*

Assistant Treasurers
Mark E. Bradley*
Ellen Moynihan*
James O. Yost*

Secretary
Stephen E. Cavan*

Assistant Secretary
James R. Bordewick, Jr.*

Transfer Agent,
Registrar, and Dividend
Disbursing Agent
State Street Bank and
Trust Company
c/o MFS Service Center, Inc.
P.O. Box 9024
Boston, MA 02205-9824
1-800-637-2304

Custodian
State Street Bank and
Trust Company

Independent Auditors
Deloitte & Touche LLP

Investment Adviser
Massachusetts Financial
Services Company
500 Boylston Street
Boston, MA 02116-3741

  + Independent Trustee.
  * MFS Investment Management.
(1) Member of Audit Committee.
(2) Member of Portfolio Trading Committee.

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[Front cover]


[Graphic: Background; the word BOND repeated horizontally and vertically]

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INVESTMENT MANAGEMENT

We invented the mutual fund[RegTM]

MFS[RegTM] Intermediate
Income Trust

Annual Report o October 31, 1999